                                                                     EXHIBIT 1

                                4,000,000 Shares

                            HVIDE MARINE INCORPORATED

                              Class A Common Stock

                             UNDERWRITING AGREEMENT



                              January      , 1997



DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
HOWARD, WEIL, LABOUISSE,
     FRIEDRICHS INCORPORATED
As representatives of the
     several underwriters
     named in Schedule I hereto
c/o Donaldson, Lufkin & Jenrette
     Securities Corporation
277 Park Avenue
New York, New York  10172

Dear Sirs:

     Hvide Marine Incorporated, a Florida corporation (the "Company"), proposes to issue and sell to the several underwriters named in Schedule I hereto (the "Underwriters") 3,860,584 shares of Class A Common Stock, par value $0.001 per share, of the Company, and certain stockholders of the Company named in Schedule II hereto (the "Selling Stockholders") severally propose to sell to the Underwriters an aggregate of 139,416 shares of Class A Common Stock of the Company (certain of which may be in the form of shares of Class B Common Stock of the Company at the time of sale). The 3,860,584 shares to be sold by the Company are hereinafter referred to as the "Company Shares" and the 139,416 shares to be sold by the Selling Stockholders are hereinafter referred to as the "Stockholder Shares." The Company Shares and the Stockholder Shares are hereinafter collectively referred to as the "Firm Shares."

     The Company also proposes to issue and sell to the Underwriters not more than 575,000 shares of Class A Common Stock (the "Company Additional Shares") to the Underwriters, and the Hvide Family Trust II (the "Hvide Trust") proposes to sell to the Underwriters not more than 25,000 shares of Class A Common Stock (which may be in the form of shares of Class B Common Stock at the time of sale) (the "Trust Additional Shares" and, together with the Company Additional Shares, the "Additional Shares"), if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The Company, the Hvide Trust and the Selling Stockholders are hereinafter collectively referred to as the "Sellers."

     1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-1 (File No. 333-18525) including a prospectus relating to the Shares, which may be amended. The registration statement as amended at the time when it becomes effective, including information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act and a registration statement (if any) filed pursuant to Rule 462(b) under the Securities Act increasing the size of the offering registered under the Securities Act, is hereinafter referred to as the Registration Statement; and the prospectus in the form first used to confirm sales of Shares is hereinafter referred as the Prospectus.

     2. Agreements to Sell and Purchase. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to issue and sell the Company Shares to the several Underwriters and each Selling Stockholder, severally and not jointly, hereby agrees to sell to the several Underwriters the number of Stockholder Shares set forth opposite such Selling Stockholder's name in Schedule II hereto, and each of the Underwriters, severally and not jointly, hereby agrees to purchase from the Company and each Selling Stockholder at a price per share of $_____ (the "Purchase Price") the respective number of Company Shares and Stockholder Shares (subject to adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the number of Company Shares and Stockholder Shares to be sold by the Company or such Selling Stockholder, as the case may be, as the number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares set forth opposite the names of all Underwriters in Schedule I hereto.

     On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company hereby agrees to issue and sell to the Underwriters the Company Additional Shares, and the Hvide Trust hereby agrees to sell to the Underwriters the Trust Additional Shares, and each of the Underwriters shall have the right to purchase, severally and not jointly, up to 575,000 Company Additional Shares from the Company at the Purchase Price and up to 25,000 Trust Additional Shares from the Hvide Trust at the Purchase Price. Additional Shares may be purchased solely for the purpose of covering over allotments made in connection with the offering of the Firm Shares. The Underwriters may exercise their right to purchase Additional Shares in whole or in part from time to time by giving written notice thereof to the Company and the Hvide Trust within 30 days after the date of this Agreement. The Representatives shall give any such notice on behalf of the Underwriters and such notice shall specify the aggregate number of Additional Shares to be purchased pursuant to such exercise and the date for payment and delivery thereof. The date



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specified in any such notice shall be a business day (i) no earlier than the
Closing Date (as hereinafter defined) and (ii) no later than 10 business days after such notice has been given. If any Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Hvide Trust the number of Trust Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) which bears the same proportion to the total number of Trust Additional Shares to be purchased by the Underwriters from the Hvide Trust as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares. If more than 25,000 Additional Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Company Additional Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) which bears the same proportion to the total number of Company Additional Shares to be purchased by the Underwriters from the Company as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto bears to the total number of Firm Shares.

     The Company shall, concurrently with the execution of this Agreement, deliver an agreement executed by (i) each of the directors and officers of the Company and (ii) each stockholder listed on Annex 1 hereto, pursuant to which each such person agrees, not to offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of any Class A Common Stock or other common stock of the Company or any securities convertible into or exercisable or exchangeable for such Class A Common Stock or other common stock of the Company (collectively, the "Common Stock") or in any other manner transfer all or a portion of the economic consequences associated with the ownership of any such Common Stock, except to the Underwriters pursuant to this Agreement, for a period of 90 days after the date of the Prospectus without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation. Notwithstanding the foregoing, during such period (i) the Company may grant options to purchase shares of Class A Common Stock pursuant to the Company's existing stock option plans and (ii) the Company may issue shares of its Common Stock pursuant to its employee stock purchase plan and upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof.

     3. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose (i) to make a public offering of their respective portions of the Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.

     4. Delivery and Payment. Delivery to the Underwriters of and payment for the Firm Shares shall be made at 10:00 a.m., New York City time, on the third business day, unless otherwise permitted or required by the Commission pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), following the date of the offering (the "Closing Date"), at such place as you shall designate. The Closing Date and the location of delivery of and the form of payment for the Firm Shares may be varied by agreement between you and the Company.



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

     Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at such place as you shall designate at 10:00 a.m., New York City time, on the date specified in the applicable exercise notice given by you pursuant to Section 2 (an "Option Closing Date"). Any such Option Closing Date and the location of delivery of and the form of payment for such Additional Shares may be varied by agreement between you and the Company.

     Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two (2) full business days prior to the Closing Date or an Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 a.m., New York City time, on the business day next preceding the Closing Date or an Option Closing Date, as the case may be. Certificates in definitive form evidencing the Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by certified or official bank checks payable in New York Clearing House funds to the order of the applicable Sellers.

     5. Agreements of the Company.  The Company agrees with you:

           (a) To use its best efforts to cause the Registration Statement to become effective at the earliest possible time.

           (b) To advise you promptly and, if requested by you, to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment to it becomes effective,
      (ii) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation of any proceeding for such purposes, and
      (iv) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the Prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

           (c) To furnish to you, without charge, three signed copies of the Registration Statement as first filed with the Commission and of each amendment to it, including all exhibits, as you may reasonably request, and to furnish to you and each Underwriter designated by you such number of conformed copies of the Registration Statement as so filed and of each amendment to it, without exhibits, as you may reasonably request.




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           (d) Not to file any amendment or supplement to the Registration
      Statement, whether before or after the time when it becomes effective, or to make any amendment or supplement to the Prospectus of which you shall not previously have been advised or to which you shall reasonably object; and to prepare and file with the Commission, promptly upon your reasonable request, any amendment to the Registration Statement or supplement to the Prospectus which may be necessary or advisable in connection with the distribution of the Shares by you, and to use its best efforts to cause any such amendment to become promptly effective.

           (e) Promptly after the Registration Statement becomes effective, and from time to time thereafter for such period as in the opinion of counsel for the Underwriters a prospectus is required by law to be delivered in connection with sales by an Underwriter or a dealer, to furnish to each Underwriter and dealer as many copies of the Prospectus (and of any amendment or supplement to the Prospectus) as such Underwriter or dealer may reasonably request.

           (f) If during the period specified in paragraph (e) any event shall occur as a result of which, in the opinion of counsel for the Underwriters it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with any law, forthwith to prepare and file with the Commission an appropriate amendment or supplement to the Prospectus so that the statements in the Prospectus, as so amended or supplemented, will not in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law, and to furnish to each Underwriter and to such dealers as you shall specify, such number of copies thereof as such Underwriter or dealers may reasonably request.

           (g) Prior to any public offering of the Shares, to cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request, to continue such qualification in effect so long as required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification.

           (h) To mail and make generally available to its stockholders as soon as reasonably practicable an earnings statement covering a period of at least twelve months after the effective date of the Registration Statement (but in no event commencing later than 90 days after such date) which shall satisfy the provisions of Section 11(a) of the Securities Act, and to advise you in writing when such statement has been so made available.

           (i) During the period of five years after the date of this Agreement,
      (i) to mail as soon as reasonably practicable after the end of each fiscal year to the record


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      holders of its Common Stock an annual report of the Company and the
      Subsidiaries meeting the requirements of the Exchange Act, all such annual reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity, certified by independent certified public accountants, and (ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders a quarterly report meeting the requirements of the Exchange Act, all such quarterly reports to include a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows.

           (j) During the period referred to in paragraph (i), to furnish to you as soon as available a copy of each report or other publicly available information of the Company mailed to the holders of Common Stock or filed with the Commission and such other publicly available information concerning the Company and the Subsidiaries as you may reasonably request.

           (k) To pay all costs, expenses, fees and taxes incident to (i) the preparation, printing, filing and distribution under the Securities Act of the Registration Statement (including financial statements and exhibits), each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e), (ii) the printing and delivery of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e), (iii) the printing and delivery of this Agreement, the Preliminary and Supplemental Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares (including in each case any disbursements of counsel for the Underwriters relating to such printing and delivery), (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including in each case the fees and disbursements of counsel for the Underwriters relating to such registration or qualification and memoranda relating thereto), (v) filings and clearance with the National Association of Securities Dealers, Inc. in connection with the offering, (vi) the listing of the Shares on the Nasdaq National Market, (vii) furnishing such copies of the Registration Statement, the Prospectus and all amendments and supplements thereto as may be requested for use in connection with the offering or sale of the Shares by the Underwriters or by dealers to whom Shares may be sold and (viii) the performance by the Sellers of their other obligations under this Agreement.

           (l) To use its best efforts to maintain the inclusion of the Common Stock in the Nasdaq National Market (or on a national securities exchange) for a period of five years after the effective date of the Registration Statement.

           (m) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Closing



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      Date or any Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

     6. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

           (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

           (b) (i) Each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph (b) do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein.

           (c) Each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, and each Registration Statement (if any) filed pursuant to Rule 462(b) under the Securities Act, complied when so filed in all material respects with the Securities Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

           (d) Exhibit 21 to the Registration Statement sets forth a complete and accurate list of all of the subsidiaries of the Company (the "Subsidiaries"). Each of the Company and the Subsidiaries has been duly incorporated or formed, is validly existing as a corporation, limited liability company or partnership in good standing under the laws of its jurisdiction of incorporation or formation and has the power and authority to carry on its business as it is currently being conducted and to own, lease, charter and operate its properties, including, without limitation, the Vessels (defined herein) owned, chartered and operated by it, and each is duly qualified and is in good standing as a foreign corporation, limited liability company or partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership, chartering, leasing or operation of Vessels and other property requires such qualification, except



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      where the failure to be so qualified would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

           (e) All of the outstanding shares of capital stock of, or other ownership interests in, each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature.

           (f) All the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights; and the Shares to be issued and sold by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

           (g) The authorized capital stock of the Company, including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus.

           (h) Neither the Company nor any of the Subsidiaries is in violation of its respective charter, bylaws or other organizational or constituent documents (collectively, "Constituent Documents") or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and the Subsidiaries, taken as a whole, to which the Company or any of the Subsidiaries is a party or by which it or any of the Subsidiaries or their respective property is bound.

           (i) The execution, delivery and performance of this Agreement, compliance by the Company with all the provisions hereof and the consummation of the Current Acquisitions (as defined in the Prospectus) and the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Constituent Documents of the Company or any of the Subsidiaries or any agreement, indenture or other instrument to which it or any of the Subsidiaries is a party or by which it or any of the Subsidiaries or their respective property is bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of the Subsidiaries or their respective property.

           (j) Except as otherwise set forth in the Prospectus, there are no material legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any of their respective property is the subject, and, to the best of the Company's knowledge, no such proceedings are threatened or




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      contemplated. No contract or document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement is not so described or filed as required.

           (k) Neither the Company nor any of the Subsidiaries has violated or is in violation of any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole.

          (l) Each of the Company and the Subsidiaries has such permits, certificates, endorsements, licenses, franchises and authorizations of governmental or regulatory authorities ("Permits"), including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, charter and operate its respective Vessels and other properties and to conduct its business; each of the Company and the Subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such permit; and, except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

           (m) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties or compliance with Environmental Laws or any Permits or any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

           (n) Except as otherwise set forth in the Prospectus or such as are not material to the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole, the Company and each of the Subsidiaries has good and marketable title, free and clear of all liens, claims, encumbrances and restrictions except liens for taxes not yet due and payable, to all property and assets described in the Registration Statement as being owned by it. All leases and charters to which the Company or any of the Subsidiaries is a party are valid




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


      and binding and no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries taken as a whole, and the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases and charters to which any of them is a party as lessee or charterer with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary.

           (o) Each of the Company and the Subsidiaries maintains adequate insurance.


           (p) Ernst & Young LLP are independent public accountants with respect to the Company as required by the Securities Act.

           (q) The historical financial statements, together with related schedules and notes, set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; the pro forma financial statements of the Company, together with the related notes, set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) have been prepared on a basis consistent with the historical financial statements, except for the pro forma adjustments specified therein, and have been prepared in good faith on the basis of the assumptions described in the Registration Statement and such assumptions are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

           (r) Each of the Company and the Subsidiaries has such Permits as are necessary to own, lease, charter and operate its respective Vessels and other properties and to conduct its business in the manner described in the Prospectus, subject to such qualifications as may be set forth in the Prospectus; each of the Company and the Subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries.

           (s) The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

           (t) Except as disclosed in the Prospectus, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company.

           (u) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

           (v) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, the Company or any Subsidiary thereof except as otherwise disclosed in the Registration Statement.

           (w) Except as disclosed in the Prospectus, there are no business relationships or related party transactions required to be disclosed therein by Item 404 of Regulation S-K of the Commission.

           (x) There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any other federal, state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against any of them, and
      (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company, threatened against it or any of the Subsidiaries except for such actions specified in clause (i) or (ii) above, which, singly or in the aggregate could not reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

           (y) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

           (z) All material tax returns required to be filed by the Company and each of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including, without limitation, withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

           (aa) The Company has filed a registration statement pursuant to
      Section 12(g) of the Exchange Act to register the Class A Common Stock, has filed an application to list the Shares on the Nasdaq National Market, and has received notification that the listing has been approved, subject to notice of issuance of the Firm Shares.

           (bb) Each of the Company and the Subsidiaries that owns any of the marine vessels described in the Prospectus (the "Vessels") is and at all times has been a citizen of the United States within the meaning of
      Section 2 of the Shipping Act, 1916, as amended, 46 U.S.C.app. 802 (the "Shipping Act"), and qualified to engage in coastwise trade. During the period that the Company or any Subsidiary has owned any of the Vessels, none of the Vessels has been sold, chartered or otherwise transferred to any person or entity in violation of any applicable laws, rules or regulations. Each Vessel operated in the U.S. coastwise trade is properly documented under the laws of the United States with all necessary endorsements to operate in the U.S. coastwise trade and maintained and operated in compliance with the requirements of a currently valid Certificate of Inspection issued by the U.S. Coast Guard and the each of the Vessels not operated in the U.S. coastwise trade is properly documented under the laws of Panama. Each Vessel which is classed by the American Bureau of Shipping is in class and classed in the highest classification for vessels of the same age and type by the American Bureau of Shipping, free of any outstanding recommendations affecting class.

      7. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally and not jointly represents and warrants to each Underwriter that:

           (a) Such Selling Stockholder is duly formed, validly existing and in good standing as a limited partnership under the laws of the State of Delaware and has all necessary partnership power and authority to own, lease and operate its properties and is duly qualified and is in good standing as a foreign partnership registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on such Selling Stockholder.

           (b) Such Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder pursuant to this Agreement and has, and on the Closing Date will have, good and valid title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever other than those imposed by the Securities Act or Blue Sky Laws or those described in the Prospectus pursuant to the Custody Agreement (as defined), the Power of Attorney (as defined) or lock-up agreement executed by such Selling Stockholder in connection with the initial public offering of the Company's Common Stock in August 1996.

           (c) Upon delivery of and payment for such Shares pursuant to this Agreement, good and valid title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever other than those imposed by the Securities Act or Blue Sky Laws or as described in the Prospectus.

           (d) Such Selling Stockholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement between such Selling Stockholder and ChaseMellon Shareholder Services, LLC, as Custodian (such agreement and each similar agreement may be referred to herein as a "Custody Agreement"), and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and each of this Agreement and the Custody Agreement is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law, and subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability affecting creditors' rights and to general equity principles.

           (e) The power of attorney (such power of attorney and each similar power of attorney may be referred to herein as a "Power of Attorney") signed by such Selling Stockholder appointing Kevin A. Macdonald and Robert B. Calhoun, or any of them acting singly, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, and, pursuant to such power of attorney, such Selling Stockholder has authorized Kevin A. Macdonald and Robert B. Calhoun, or any of them acting singly, to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder pursuant to this Agreement.

           (f) Such Selling Stockholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

           (g) The execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby by such Selling Stockholder will not (i) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act or Blue Sky Laws), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of such Selling Stockholder, if not an individual, or (except as would not have a material adverse effect) or any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or property of such Selling Stockholder is bound, or (iii) (except as would not have a material adverse effect) violate or conflict with any laws, administrative regulation or ruling or court decree applicable to such Selling Stockholder or property of such Selling Stockholder.

           (h) Such Selling Stockholder has reviewed such part of the Registration Statement included in the table and the footnotes thereto under the caption "Principal and Selling Stockholders" which specifically relate to such Selling Stockholder and such part of the Registration Statement does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (i) At any time during the period described in Section 5(e), if there is any change in the information referred to in paragraph (h) above with respect to any Selling Stockholder, then such Selling Stockholder will promptly notify you of such change.

      8. Representations and Warranties of the Hvide Trust. The Hvide Trust represents and warrants to each Underwriter that:

           (a) It is duly formed and validly existing as a trust under the laws of the State of Florida and has all necessary power and authority to own, lease and operate its properties and is duly registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Hvide Trust.

           (b) It is the lawful owner of the Shares to be sold by it pursuant to this Agreement and has, and on each Option Closing Date will have, good and valid title to such Shares, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever other than those imposed by the Securities Act or Blue Sky Laws.

           (c) Upon delivery of and payment for such Shares pursuant to this Agreement, good and valid title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever other than those imposed by the Securities Act or Blue Sky Laws.

           (d) It has, and on each Option Closing Date will have, full legal right, power and authority to enter into this Agreement and the Custody Agreement, and to sell, assign, transfer and deliver such Shares in the manner provided herein and therein, and this Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Hvide Trust and each of this Agreement and the Custody Agreement is a valid and binding agreement of the Hvide Trust enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law other than those imposed by the Securities Act or Blue Sky Laws.

           (e) The Power of Attorney signed by the Hvide Trust appointing J. Erik Hvide and John H. Blankley, or any of them acting singly, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement and the Custody Agreement has been duly authorized, executed and delivered by or on behalf of the Hvide Trust and is a valid and binding instrument of the Hvide Trust in accordance with its terms, and, pursuant to such Power of Attorney, the Hvide Trust has authorized J. Erik Hvide and John H. Blankley, or any of them acting singly, to execute and deliver on its behalf this Agreement and any other document necessary or desirable in connection with transactions contemplated hereby and to deliver the Shares to be sold by the Hvide Trust pursuant to this Agreement.

           (f) it has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement, and other than as permitted by the Securities Act, the Hvide Trust has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

           (g) The execution, delivery and performance of this Agreement by the Hvide Trust, compliance by it with all the provisions hereof and the consummation of the transactions contemplated hereby will not (i) require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act or Blue Sky Laws), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, organizational documents of the Hvide Trust, if not an individual, or any agreement, indenture or other instrument to which the Hvide Trust is a party or by which the Hvide Trust or its property is bound, or (iii) violate or conflict with any laws, administrative regulation or ruling or court decree applicable to the Hvide Trust or its property.

           (h) it has reviewed such parts of the Registration Statement under the caption "Principal and Selling Stockholders" which specifically relate to the Hvide Trust and such part of the Registration Statement does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

           (i) At any time during the period described in Section 5(e), if there is any change in the information referred to in paragraph (h) above, the Hvide Trust will immediately notify you of such change.

      9. Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
     Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriters furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein.

          (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as to the foregoing indemnity from the Company, but only with reference to information furnished to the Company by the Selling Stockholders expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. The Company, the Underwriters, the Hvide Trust and the Selling Stockholders agree that, for all purposes of this Agreement, the only information so furnished to the Company by each such Selling Stockholder is the information which specifically relates to such Selling Stockholder included in the table and footnotes related thereto under the caption "Principal and Selling Stockholders." Notwithstanding anything to the contrary contained in this paragraph (b), the indemnity provided by each Selling Stockholder and the Hvide Trust hereunder shall be limited to the total amount received by it pursuant to Section 2 hereof for the Shares sold by it hereunder.

          (c) The Hvide Trust agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as to the foregoing indemnity from the Company, but only with reference to information furnished to the Company by the Hvide Trust expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. The Company, the Underwriters, the Selling Stockholders and the Hvide Trust agree that, for all purposes of this Agreement, the only information so furnished to the Company by the Hvide Trust is the information which relates to the Hvide Trust under the caption "Principal and Selling Stockholders."

          (d) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each Selling Stockholder, the Hvide Trust, and each person, if any, controlling such Selling Stockholder or the Hvide Trust within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any preliminary prospectus. In case any action shall be brought against the Company, any of its directors, any such officer or any person controlling the Company, any Selling Stockholder or any person controlling such Selling Stockholder based on the Registration Statement, the Prospectus or any preliminary prospectus and in respect of which indemnity may be sought against any Underwriter, the Underwriter shall have the rights and duties given to the Sellers (except that if any Seller shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), and the Company, its directors, any such officers and any person controlling the Company, the Selling Stockholders and any person controlling such Selling Stockholders and the Hvide Trust and any person controlling the Hvide Trust shall have the rights and duties given to the Underwriters, by Section 9(e).

          (e) In case any action shall be brought against any Underwriter or any person controlling such Underwriter, based upon any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and with respect to which indemnity may be sought against the Company or any Selling Stockholder or the Hvide Trust, such Underwriter shall promptly notify the Company and the Selling Stockholders and the Hvide Trust in writing and the Company or the Selling Stockholders or the Hvide Trust, as appropriate, shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses. Any Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company, the Hvide Trust and the Selling Stockholders shall have failed to assume the defense and employ counsel or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the Company, the Hvide Trust or any Selling Stockholder, as the case may be, and such Underwriter or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, the Hvide Trust or the Selling Stockholders, as the case may be, (in which case the Company, the Hvide Trust and the Selling Stockholders shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person, it being understood, however, that the Company, the Hvide Trust and the Selling Stockholders shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Underwriters and controlling persons, which firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation and that all such fees and expenses shall be reimbursed as they are incurred). A Seller shall not be liable for any settlement of any such action effected without the written consent of such Seller but, if settled with the written consent of such Seller, such Seller agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss or liability by reason of such settlement. Notwithstanding the immediately preceding sentence, if in any case where the fees and expenses of counsel are at the expense of the indemnifying party and an indemnified party shall have requested the indemnifying party to reimburse the indemnified party for such fees and expenses of counsel as incurred, such indemnifying party agrees that it shall be liable for any settlement of any action effected without its written consent if (i) such settlement is entered into more than ten business days after the receipt by such indemnifying party of the aforesaid request and (ii) the indemnifying party shall have failed to reimburse the indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

           (f) If the indemnification provided for in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Sellers on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Sellers and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations.
      The relative benefits received by the Sellers and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Sellers, and the total underwriting discounts and commissions received by the Underwriters, bear to the total price to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Sellers and the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company, the Hvide Trust, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, (x) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (y) no Selling Stockholder or the Hvide Trust shall be required to contribute any amount in excess of the amount by which the total amount received by it pursuant to Section 2 hereof for the Shares sold by it hereunder exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(f) are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

          (g) Each of the Company and the Hvide Trust hereby designates the General Counsel of the Company at the address listed on the cover of the Registration Statement, and each other Seller hereby designates Kevin A. Macdonald at the address for the Selling Stockholders listed in Section 13 herein, in each case as its authorized agent, upon which process may be served in any action, suit or proceeding which may be instituted in any state or federal court in the State of New York by any Underwriter or person controlling an Underwriter asserting a claim for indemnification or contribution under or pursuant to this Section 9, and each Seller will accept the jurisdiction of such court in such action, and waives, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to such Seller, at the address for notices specified in Section 13.

      10. Conditions of Underwriters' Obligations. The several obligations of the Underwriters to purchase the Firm Shares under this Agreement are subject to the satisfaction of each of the following conditions:

           (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date.

           (b) The Registration Statement shall have become effective not later than 5:00 p.m. (and in the case of a Registration Statement filed under Rule 462(b) under the Securities Act, not later than 10:00 p.m.), New York City time, on the date of this Agreement or at such later date and time as you may approve in writing, and at the Closing Date no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been commenced or shall be pending before or contemplated by the Commission.

           (c) (i) Since the date of the latest balance sheet included in the Registration Statement and the Prospectus, there shall not have been any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, (ii) since the date of the latest balance sheet included in the Registration Statement and the Prospectus there shall not have been any change, or any development involving a prospective material adverse change, in the capital stock or in the long-term debt of the Company from that set forth in the Registration Statement and Prospectus, (iii) the Company and the Subsidiaries shall have no liability or obligation, direct or contingent, which is material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement and the Prospectus and (iv) on the Closing Date you shall have received a certificate dated the Closing Date, signed by J. Erik Hvide and John H. Blankley, in their capacities as the Chief Executive Officer and Chief Financial Officer of the Company, respectively, confirming the matters set forth in paragraphs (a), (b), and (c) of this Section 10.

           (d) All the representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on the Closing Date with the same force and effect as if made on and as of the Closing Date and you shall have received a certificate to such effect, dated the Closing Date, from each Selling Stockholder (which certificate may be signed on behalf of each Selling Stockholder by any Attorney pursuant to a Power of Attorney).

           (e) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of Dyer Ellis & Joseph PC, counsel for the Company, to the effect that:

                       (i) each of the Company, the Subsidiaries and the Hvide
                  Trust has been duly incorporated or formed, is validly existing as a corporation, limited liability company, partnership or trust, in good standing under the laws of its jurisdiction of incorporation or formation and has the power and authority required to carry on its business as it is currently being conducted and to own, lease, charter and operate its properties and assets, including, without limitation, the Vessels;

                       (ii) each of the Company, the Subsidiaries and the Hvide
                  Trust is duly qualified and is in good standing as a foreign corporation, limited liability company, partnership or trust authorized to do business in each jurisdiction in which the nature of its business or its ownership, chartering or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole;

                       (iii) all of the outstanding shares of capital stock of,
                  or other ownership interests in, each of the Company's subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature;

                       (iv) all the outstanding shares of Common Stock
                  (including the Shares to be sold by the Selling Stockholders and the Hvide Trust) have been duly authorized and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights;

                       (v) the Shares to be issued and sold by the Company
                  hereunder have been duly authorized, and when issued and delivered to the Underwriters against payment therefor as provided by this Agreement, will have been validly issued and will be fully paid and non-assessable, and the issuance of such Shares is not subject to any preemptive or similar rights;

                       (vi) this Agreement has been duly authorized, executed
                  and delivered by the Company and the Hvide Trust, and is a valid and binding agreement of the Company and the Hvide Trust enforceable in accordance with its terms (except as rights to indemnity and contribution hereunder may be limited by applicable law);

                       (vii) the authorized capital stock of the Company,
                  including the Common Stock, conforms as to legal matters to the description thereof contained in the Prospectus;

                       (viii) the Registration Statement has become effective
                  under the Securities Act, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are, to the knowledge of such counsel, pending before or contemplated by the Commission;

                       (ix) the statements under the captions "Business-Legal
                  Proceedings," "Business-Environmental and Other Regulation," "Certain Transactions," "Description of Certain Indebtedness," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings;

                       (x) To the best of such counsel's knowledge after due
                  inquiry, none of the Company, any of the Subsidiaries or the Hvide Trust is in violation of its respective Constituent Documents and none of the Company, any of the Subsidiaries or the Hvide Trust is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any other agreement, indenture or instrument material to the conduct of the business of the Company and the Subsidiaries, taken as a whole, or the Hvide Trust, to which any of such entities is a party or by which any of such entities or their respective property is bound;

                       (xi) the execution, delivery and performance of this
                  Agreement by the Company and the Hvide Trust, compliance by the Company and the Hvide Trust with all the provisions hereof and the consummation of the Current Acquisitions and the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Constituent Documents of the Company, any of the Subsidiaries or the Hvide Trust or any agreement, indenture or other instrument to which the Company, any of the Subsidiaries or the Hvide Trust is a party or by which the Company, any of the Subsidiaries, the Hvide Trust or their respective properties are bound, or violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to the Company, any of the Subsidiaries, the Hvide Trust or their respective properties;

                       (xii) each of the Company and any Subsidiaries that owns
                  any of the Vessels is, and during all relevant times has been, a citizen of the United States within the meaning of Section 2 of the Shipping Act and qualified to own and operate vessels engaged in U.S. coastwise trade; each of the Vessels identified in the Prospectus as being owned, operated or managed by the Company and engaged in U.S. coastwise trade is properly documented under the laws of the United States with all necessary endorsements to operate in the U.S. coastwise trade; the Company is the owner of record of each Vessel identified in the Prospectus as being owned by it, free and clear of all liens, claims and encumbrances of record, other than those described in the Prospectus;

                       (xiii) after due inquiry, such counsel does not know of
                  any legal or governmental proceeding pending or threatened to which the Company or any of the Subsidiaries is a party or to which any of their respective property is subject which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required;

                       (xiv) to the best of such counsel's knowledge, after due
                  inquiry, neither the Company nor any of the Subsidiaries has violated any Environmental Laws, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of ERISA or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole;

                       (xv) each of the Company and the Subsidiaries has such
                  Permits, including, without limitation, under any applicable Environmental Laws, as are necessary to own, lease, charter and operate its respective Vessels and other properties and to conduct its business in the manner described in the Prospectus; to the best of such counsel's knowledge, after due inquiry, each of the Company and the Subsidiaries has fulfilled and performed all of its material obligations with respect to such Permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such

                  Permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company or any of the Subsidiaries;

                       (xvi) the Company is not an "investment company" or a
                  company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                       (xvii) to the best of such counsel's knowledge, after due
                  inquiry, no holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company, except as disclosed in the Prospectus;

                       (xviii) to the best of such counsel's knowledge after
                  due inquiry, all leases and vessel charters to which the Company or any of the Subsidiaries is a party are valid and binding and, to the best of such counsel's knowledge after due inquiry, no default has occurred or is continuing thereunder, which might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries taken as a whole, and the Company and the Subsidiaries enjoy peaceful and undisturbed possession under all such leases and vessel charters to which any of them is a party as lessee or charterer with such exceptions as do not materially interfere with the use made by the Company or such Subsidiary;

                       (xix) (i) the Registration Statement (including a
                  Registration Statement, if any, filed pursuant to Rule 462(b) under the Securities Act) and the Prospectus and any supplement or amendment thereto (except for financial statements as to which no opinion need be expressed) comply as to form in all material respects with the Securities Act, and
                  (ii) such counsel believes that (except for financial statements, as aforesaid) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Prospectus, as amended or supplemented, if applicable (except for financial statements, as aforesaid) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                       (xx) the provisions set forth in Article VI, Section 7 of
                  the Company's Articles of the Incorporation which provide that any purported transfer to non-U.S. citizens of shares or an interest in shares of the Company represented by a "Citizen" certificate in excess of 24.99% of the outstanding shares of each class of capital stock are enforceable in accordance with their terms under applicable law;

                       (xxi) a Custody Agreement has been duly authorized,
                  executed and delivered by the Hvide Trust and is a valid and binding agreement of the Hvide Trust enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by applicable law or by general equity principles;

                       (xxii) the Hvide Trust has full legal right, power and
                  authority, any approval required by law (other than any approval imposed by Blue Sky Laws) to sell, assign, transfer and deliver the Shares to be sold by it in the manner provided in this Agreement and the Custody Agreement;

                       (xxiii) the Hvide Trust has good and valid title to the
                  certificates for the Shares to be sold by it and upon delivery thereof, pursuant hereto and payment therefor, good and valid title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances (except as imposed by the Securities Act or Blue Sky Laws), security interests and claims whatsoever other than those created by the Underwriters; and

                       (xxiv) the Power of Attorney signed by the Hvide Trust
                  appointing J. Erik Hvide and John H. Blankley, or any of them acting singly, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement has been duly authorized, executed and delivered by or on behalf of the Hvide Trust and is a valid and binding instrument of the Hvide Trust enforceable in accordance with its terms, except as to rights to indemnity and contribution may be limited by applicable law or by general equity principles, and pursuant to such Power of Attorney, the Hvide Trust has authorized J. Erik Hvide and John H. Blankley, or any of them acting singly, to execute and deliver on its behalf this Agreement and any other document necessary or appropriate in connection with transactions contemplated hereby and to deliver the Shares to be sold by it pursuant to this Agreement.

     In giving such opinion with respect to the matters covered by clause (xix) such counsel may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified. In giving such opinion with respect to the matters covered by clause
(xii), such counsel may state that their opinion relies upon the Company's most recent affidavit of citizenship filed with the U.S. Maritime Administration. In giving such opinions with respect to matters of Florida law and certain of such opinions set forth in subparagraphs (i) through (iv) above, such counsel may state that their opinion relies upon the opinion of Florida counsel to the Company, and in giving certain of such opinions set forth in subparagraphs (i) through (iv) and (xxi) through (xxiv) above, such counsel may state that their opinion relies upon the opinion of Gene Douglas, Vice-President - Legal and General Counsel of the Company. In each instance, Dyer Ellis & Joseph shall deliver to the Underwriters a copy of the opinion relied upon and state that they are justified in relying thereon. In giving such opinions, such counsel (i) may state that when a statement is qualified by "to the best of such counsel's knowledge" or a similar phrase, it is intended to indicate that those attorneys in such firm who have rendered significant legal services in connection with such firm's representation of the Company do not have actual knowledge and (ii) may state that when a statement is qualified by "after due inquiry" or similar phrase, it is intended to indicate that attorneys in such firm have participated in conferences with officers and other representatives of the Company and such firm has received written representations from the Company or its officers regarding the subject matter referenced in such statement.

     The opinion of Dyer Ellis & Joseph described in paragraph (e) above shall be rendered to you at the request of the Company and shall so state therein.

           (f) You shall have received on the Closing Date an opinion (satisfactory to you and counsel for the Underwriters), dated the Closing Date, of counsel to each of the Selling Stockholders, to the effect that:

                 (i) such Selling Stockholder is duly formed, validly existing and in good standing as a limited partnership under the laws of the State of Delaware and has all necessary partnership power and authority to own, lease and operate its properties and to enter into this Agreement and is duly qualified and is in good standing as a foreign partnership registered to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on such Selling Stockholder.

                 (ii) this Agreement has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by applicable law, and subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability affecting creditors' rights and to general equity principles;

                 (iii) the execution, delivery and performance of this Agreement by such Selling Stockholder, compliance by such Selling Stockholder with all the provisions hereof and the consummation of the transactions contemplated hereby by such Selling Stockholder will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except as such may be required under the Securities Act or other securities or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the Constituent Documents of each Selling Stockholder or (except as would not have a material adverse effect) any agreement, indenture or other instrument to which such Selling Stockholder is a party or by which each Selling Stockholder or its properties are bound, or (except as would not have a material adverse effect) violate or conflict with any laws, administrative regulations or rulings or court decrees applicable to such Selling Stockholder or its properties;

                 (iv) the Custody Agreement has been duly authorized, executed and delivered by such Selling Stockholder and is a valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except as rights to indemnity and contribution may be limited by applicable law or by general equity principles;

                 (v) such Selling Stockholder has full legal right, power and authority, any approval required by law (other than any approval imposed by Blue Sky Laws) to sell, assign, transfer and deliver the Shares to be sold by it in the manner provided in this Agreement and the Custody Agreement;

                 (vi) such Selling Stockholder has good and valid title to the certificates for the Shares to be sold by it and upon delivery thereof, pursuant hereto and payment therefor, good and valid title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances (except as imposed by the Securities Act or Blue Sky Laws), security interests and claims whatsoever other than those created by the Underwriters or described in the Prospectus; and

                 (vii) the power of attorney signed by such Selling Stockholder appointing Kevin A. Macdonald and Robert B. Calhoun, or any of them acting singly, as its attorney-in-fact to the extent set forth therein with regard to the transactions contemplated hereby and by the Registration Statement (each, a "Power of Attorney") has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding instrument of such Selling Stockholder enforceable in accordance with its terms, except as to rights to indemnity and contribution may be limited by applicable law or by general equity principles, and pursuant to such Power of Attorney, such Selling Stockholder has authorized Kevin A. Macdonald and Robert B. Calhoun, or any of them acting singly, to execute and deliver on its behalf this Agreement and any other document necessary or appropriate in connection with transactions contemplated hereby and to deliver the Shares to be sold by it pursuant to this Agreement.

            (g) You shall have received on the Closing Date an opinion, dated the Closing Date, of Akin, Gump, Strauss, Hauer & Feld, L.L.P., counsel for the Underwriters, in form and substance satisfactory to the Underwriters, and Akin, Gump,

      Strauss, Hauer & Feld, L.L.P. shall have received such documentation and information as it requests to enable it to pass upon the matters covered in such opinion.

           (h) You shall have received a letter on and as of the Closing Date, in form and substance satisfactory to you, from Ernst & Young LLP, independent public accountants, with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus and substantially in the form and substance of the letter delivered to you by Ernst & Young LLP on the date of this Agreement.

           (i) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company at or prior to the Closing Date.

           (j) You shall have received on the Closing Date a certificate of class for each Vessel (dated not more than ten (10) days prior to the Closing Date) evidencing that each such Vessel is in class and classed in the highest classification for vessels of the same age and type by the American Bureau of Shipping, free of any outstanding recommendations affecting class.

      The several obligations of the Underwriters to purchase any Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of such Additional Shares and other matters related to the issuance of such Additional Shares.

      11. Effective Date of Agreement and Termination. This Agreement shall become effective upon the later of (i) execution of this Agreement and (ii) when notification of the effectiveness of the Registration Statement has been released by the Commission.

      This Agreement may be terminated at any time prior to the Closing Date by you by written notice to the Sellers if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or development involving a prospective adverse change in the condition, financial or otherwise, of the Company or any of the Subsidiaries or the earnings, affairs, or business prospects of the Company or any of the Subsidiaries, whether or not arising in the ordinary course of business, which would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and would, in your judgment, make it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus, (iii) the suspension or material limitation of trading in securities on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market or limitation on prices for securities on any such exchange or Nasdaq National Market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects, or will materially and adversely affect, the business or operations of the Company or any Subsidiary, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     If on the Closing Date or on an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase the Firm Shares or Additional Shares, as the case may be, which it or they have agreed to purchase hereunder on such date and the aggregate number of Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase is not more than one-tenth of the total number of Shares to be purchased on such date by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I bears to the total number of Firm Shares which all the non-defaulting Underwriters, as the case may be, have agreed to purchase, or in such other proportion as you may specify, to purchase the Firm Shares or Additional Shares, as the case may be, which such defaulting Underwriter or Underwriters, as the case may be, agreed but failed or refused to purchase on such date; provided that in no event shall the number of Firm Shares or Additional Shares, as the case may be, which any Underwriter has agreed to purchase pursuant to Section 2 hereof be increased pursuant to this Section 10 by an amount in excess of one-ninth of such number of Firm Shares or Additional Shares, as the case may be, without the written consent of such Underwriter. If on the Closing Date or on an Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares, or Additional Shares, as the case may be, and the aggregate number of Firm Shares or Additional Shares, as the case may be, with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date by all Underwriters and arrangements satisfactory to you and the Sellers for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the applicable Sellers. In any such case which does not result in termination of this Agreement, either you or the Sellers shall have the right to postpone the Closing Date or the applicable Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of any such Underwriter under this Agreement.

     12. Agreements of the Selling Stockholders and the Hvide Trust. Each of the Selling Stockholders and the Hvide Trust, severally and not jointly, agrees with you and the Company:

           (a) In the case of the Hvide Trust only, to pay or cause to be paid all transfer taxes with respect to the Shares to be sold by such Seller and, in the case of the

      Selling Stockholders, the Company agrees to pay all transfer taxes with respect to the Shares to be sold by such Sellers; and

           (b) To take all commercially reasonable actions in cooperation with the Company and the Underwriters (i) to cause the Registration Statement to become effective at the earliest possible time, (ii) to do and perform all things to be done and performed by it under this Agreement prior to the Closing Date and (iii) to satisfy all conditions precedent to be satisfied by it to the delivery of the Shares pursuant to this Agreement.

      13. Miscellaneous. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (a) if to the Company, to Hvide Marine Incorporated, 2200 Eller Drive, Fort Lauderdale, Florida 33316, Attention: Chief Financial Officer, (b) if to any Selling Stockholder, to such Selling Stockholder c/o Clipper Capital Associates, L.P., Eleven Madison Avenue, 26th Floor, New York, New York 10010, Attention: Kevin A. Macdonald, (c) if to the Hvide Trust, c/o J. Erik Hvide, Trustee, 2200 Eller Drive, Fort Lauderdale, Florida 33316 and (d) if to any Underwriter or to you, to you c/o Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

      The respective indemnities, contribution agreements, representations, warranties and other statements of the Selling Stockholders, the Hvide Trust, the Company and its officers and directors and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of the Sellers, the officers or directors of the Company or any controlling person of the Sellers,
(ii) acceptance of the Shares and payment for them hereunder and (iii) termination of this Agreement.

      If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and disbursements of counsel) reasonably incurred by them.

      Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Sellers, the Underwriters, any controlling persons referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

      This Agreement shall be governed and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement between the Company, the Hvide Trust, the Selling Stockholders and the several Underwriters.

                                        Very truly yours,

                                        HVIDE MARINE INCORPORATED



                                        By:
                                           -----------------------------------
                                        Printed Name:
                                                     -------------------------
                                        Title:
                                              --------------------------------

                                        THE SELLING STOCKHOLDERS NAMED
                                        IN SCHEDULE II HERETO



                                        By:
                                           -----------------------------------
                                             Attorney-in-Fact

                                        THE HVIDE FAMILY TRUST II


                                        By:
                                           -----------------------------------
                                             Attorney-in-Fact


DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION
HOWARD, WEIL, LABOUISSE, FRIEDRICHS
     INCORPORATED
     Acting severally on behalf of themselves and the several
     Underwriters named in Schedule I hereto

By:  DONALDSON, LUFKIN & JENRETTE
     SECURITIES CORPORATION


By:
   -----------------------------------
Printed Name:
             -------------------------
Title:
      --------------------------------

                                   SCHEDULE I



                                                                                      NUMBER OF
UNDERWRITERS                                                                         FIRM SHARES
------------                                                                         -----------
Donaldson, Lufkin & Jenrette Securities Corporation
Howard, Weil, Labouisse, Friedrichs Incorporated







                                                                                     ---------
                                                                Total                4,000,000
                                                                                     =========

                                   SCHEDULE II




                                                         Number of Shares
                                                         to be Sold to the
Selling Stockholder                                         Underwriters
-------------------                                         ------------
Metropolitan Life Insurance Company
Olympus Growth Fund II, L.P.



                         Total                         -----------------------

                                                       =======================

                                     ANNEX I

                    Required Stockholder Lock-ups for 90 Days
                    -----------------------------------------



J. Erik Hvide
Hvide Family Trust I
Hvide Family Trust II
John H. Blankley
Eugene F. Sweeney
Gene Douglas
Donald L. Caldera
Andrew W. Brauninger
Robert B. Calhoun, Jr.
Gerald Farmer
Jean Fitzgerald
John J. Lee
Walter C. Mink
Robert Rice
Raymond B. Vickers
William R. Ludt
Robert A. Santos
John J. Krumenacker
Leo T. Carey
John J. O'Connell
Christopher D. Strong